Doral Financial Corporation Q1 2013 Investor Presentation May 9, 2013 Exhibit 99.2

Disclaimer

This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 (the
“PSLRA”).  These include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.
They often include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” We intend these forward-looking statements to be covered by the safe harbor provisions of the PSLRA.
Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are, by their nature, subject to risks and uncertainties. They are not guarantees of future performance, and actual results may differ materially.
By their nature, these forward-looking statements involve numerous assumptions and uncertainties, both general and specific, including those discussed in Doral Financial Corporation’s 2012 Annual Report on Form 10-K and other filings we make with the
Securities and Exchange Commission. Risk factors and uncertainties that could cause the Company's actual results to differ materially from those described in forward-looking statements can be found in the Company's 2012 Annual Report on Form 10-K, which is available in the Company's website at www.doralfinancial.com, as they may be updated from time to time in the
Company’s periodic and other reports filed with the Securities and Exchange Commission.
The statements in this presentation speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, other than as required by law, including requirements of applicable securities laws.

Q1 2013 Results

Doral Growth continues to generate high margins and high returns
o
Net Interest Margin of 3.59% on Net Revenue of $77.6MM
o
1.2% Pre-Tax Return on Average Assets of $6.4B
Established Doral Recovery special servicing operation
o
Transferred $2B of Puerto Rico Residential and Commercial loans to Doral Recovery
o
62% of Doral Recovery loans are performing
o
Net Loss $(12.4)MM
o
Pre-Tax, Pre-Provision Income
$10.2MM
o
Provisions $18.7MM
o
Net Interest Margin 331bps
o
Book Value per Share
$3.60
o
Tier-1 Leverage Ratio
9.26%
Higher margin and revenues more than offset by credit provisions related to Doral Recovery.

Q1 Results
Net Loss ($MM)
1
1Q ’13
Net Interest Income $60.7
Non Interest Income 24.8
Total Net Revenue $85.5
Non-Interest Expense 75.2
Pre-Tax, Pre-Provision Income $10.2
Credit Provision 18.7
Pre-Tax Income (8.5)
Tax Expense (Benefit) 3.9
Reported Net Loss $(12.4)
Net Revenue reached $85.5MM
Net Interest Margin increased 36bps to 3.31%.
Originated $260MM of Residential Mortgages
during the Quarter
Operating expense down $11.8MM from Q4 2012.
$18.7MM of credit provision primarily tied to Doral
Recovery loans:
4
Credit Provision ($MM) ($MM)
Doral Growth $3.1
Doral Recovery 15.6
Total $18.7

Doral Operating Segments
Two Operating Segments:  High Margin Bank & Special Servicing Group
Puerto Rico Mortgage & Retail Banking
o
$2.4B Residential Mortgage Portfolio
o
#2 Mortgage Originator in Puerto Rico
o
A $11.4B Mortgage Servicer
o
$1.8B of deposits
US Commercial & Retail
o
$2.3B High NIM Specialty Commercial Lender
o
7 retail branches with ~$1B of deposits
Doral’s Core business achieving over 1% Pre -Tax
ROAA
62% of Loans are Performing.
$1.2B of Puerto Rico Residential Mortgages
o
TDRs and Defaulted Loans (180 days past due)
o
66% of loans are Performing
$0.7B of Puerto Rico Commercial Loans
o
CRE, Small Business and Construction & Land
o
56% of loans are Performing
$0.1MM of Mortgage & Commercial OREO
1.  Doral Growth:   A $6.4B Mortgage & Commercial Bank
2.   Doral Recovery:  A $2.0B Special Servicing Group
Puerto Rico
Residential Mortgage
(37%)
US Loans
(36%)
Puerto Rico
OREO
(6%)
Cash & Securities
(16%)
Puerto Rico
Commercial
(37%)
Puerto Rico
Residential Mortgage
(57%)
Taxes & Other
(11%)

Doral Growth

Segment Results
1
Overview
Doral Growth generated a 1.2% Pre-Tax ROAA in Q1
Asset substitution has created a 3.59% NIM
Originated $260MM mortgages in Puerto Rico
US Assets grew by $103MM to $2.3B
US retail deposits grew by $148MM to $958MM
($MM) 1Q 13
Net Interest Income $50.9
Non Interest Income 26.7
Total Net Revenue $77.6
Non-Interest Expense 55.5
Pre-Tax, Pre-Provision Income $22.1
Credit Provision 3.2
Pre-Tax Income $18.9
Ratios:
NIM (bps)
359
Efficiency Ratio
72%
Average Assets
$6,363
Pre-Tax ROAA 1.2%
Loan Portfolio
$ MM
Loan Category PR US Total
Residential $2,321 $12 $2,333
CRE 1 685 686
C&I 14 1,436 1,450
Construction & Land - 194 194
Consumer / Other 24 - 24
Total $2,360 $2,327 $4,687
1
Includes Allocation of Administrative Expenses ( Corporate and Treasury)
(for additional details see exhibit B)

Doral Recovery

Segment Results
Loan Portfolio
$ MM
Loan Category Total NPL % NPL
Residential $1,164 $400 34%
Commercial Real Estate 501 223 45%
Commercial 118 5 4%
Land & Construction 144 106 74%
Total $1,927 $734 38%
($MM) 1Q 13
Net Interest Income $9.8
Non Interest Income (1.9)
Total Net Revenue $8.0
Non-Interest Expense 19.8
Pre-Tax, Pre-Provision Income $(11.8)
Credit Provision 15.6
Pre-Tax Income $(27.4)
Ratios:
NIM (bps) 201
Efficiency Ratio 247%
Average Assets $1,988
NPL % 38%
Overview
Established special servicing operation managing
~13,000 loans with a focus on cash collections.
62% of Total Loans are Performing
Many loans classified as NPL continue to make
payments.  ~30% of NPLs made at least one payment
in the past 90 days.
1
1
Includes Allocation of Administrative Expenses ( Corporate and Treasury)
(for additional details see exhibit B)

Asset Quality

NPL: Adjusted Coverage Ratios
1
$ MM UPB
Partial Charge-
Offs, Deferred
Fees and
Discounts
Recorded
Investment
ALLL
ALLL + Partial
Charge-Offs
Adjusted
Coverage
Ratio
Residential $502.0 $65.4 $436.6 $90.9 $156.3 31.1%
Consumer 0.3 0.2 0.1 2.3 2.5 840.0%
CRE 274.0 50.7 223.3 17.0 67.7 24.7%
C&I 5.6 0.3 5.3 9.7 10.0 178.9%
C&L 186.6 77.4 109.2 5.3 82.7 44.3%
Total $968.5 $194.0 $774.5 $125.2 $319.2 33.0%
1
Excludes Loans Held for Sale & FHA / VA Loans
2
UPB- Partial Charge Offs
3
Adjusted Coverage ratio, (ALLL+Partial Charge Offs)/UPB
Valuation driven provision increased coverage ratios
Credit Provision Distribution by Portfolio ($MM)
Portfolio Valuation Delinquency Total
Residential Mortgage $4.0 $5.5 $9.5
Commercial 7.7 1.5 9.2
Total $11.7 $7.0 $18.7
2
3

Executive Summary
Asset Substitution strategy continues to deliver significant revenue gains.
Successfully established Doral Recovery special servicing operation.
Doral Growth is an attractive 1% Pre Tax  Return on Asset business.
Reverse split underway to maintain NYSE compliance.
Leverage ratio of 9.26% continues to be in excess of regulatory requirements.

Investor Relations Contact and Conference Replay Details

Investor Relations:
Christopher Poulton
212 / 329-3794
christopher.poulton@doralfinancial.com
Conference Call:
10.00 AM EDT  May 9, 2013
(800) 398-9367 or (612) 332-0636
Conference Call Replay:
May 9, 2013 – June 9, 2013
(800) 475-6701 or (320) 365-3844
Replay Code:  293013

Exhibits

Exhibit A – Financial Summary

($ MM) 31-Mar-13 31-Dec-12 30-Sep-12 30-Jun-12 31-Mar-12
Income Statement
Net Interest Income 60.7 56.8 56.2 54.8 52.7
Provision for Credit Losses 18.7 21.3 34.4 5.2 115.2
NII After Provisions 42.0 35.5 21.8 49.6 (62.5)
Non-Interest Income 24.8 29.7 20.0 20.4 15.7
Non-Interest Expense 75.3 87.1 73.8 70.8 63.3
Pre-Tax Income (8.5) (21.9) (32.0) (0.8) (110.0)
Taxes 3.9 (50.2) 0.5 0.8 (112.6)
Net Income (12.4) 28.3 (32.5) (1.6) 2.6
Pre-Tax Pre-Provision Income 10.2 (0.6) 2.4 4.4 5.2
Balance Sheet
Total Gross Loans (incl. HFS) $6,614 $6,613 $6,611 $6,487 $6,355
Loan Loss Reserves 125 135 146 153 167
Total Deposits 4,783 4,628 4,614 4,538 4,560
Total Assets 8,369 8,478 8,371 8,345 8,093
Profitability Metrics
Net Interest Margin 3.31% 2.97% 2.95% 2.91% 2.83%
Capital & Credit Ratios
NPL / Loans¹
12.3% 12.2% 11.5% 11.4% 12.1%
Leverage Ratio 9.26% 9.39% 9.32% 9.92% 10.19%
1
Excludes Loans Held for Sale and Residential loans guaranteed by FHA / VA;

($ MM) PR US
Doral Growth¹
Recovery Corporate Treasury Total
Income Statement
Net Interest Income $25.7 $25.3 $51.0 $9.8 $(0.1) $0.0 $60.7
Non-Interest Income 23.9 2.0 25.9 (1.8) 0.0 0.8 24.8
Total Net Revenue 49.6 27.3 76.9 8.0 (0.1) 0.8 85.5
Non-Interest Expense 31.4 12.5 43.9 16.2 14.1 1.2 75.3
Pre-Tax , Pre Provision
Income
$18.2 $14.8 $33.0 $(8.2) $(14.2) $(0.3) $10.2
Credit Provision 3.3 (0.2) 3.1 15.6 0.0 0.0 18.7
Pre-Tax Income $14.9 $15.0 $29.9 $(23.8) $(14.2) $(0.3) $(8.5)
Allocation of Corporate &
Treasury
Adjusted Revenue 0.7 0.0 0.1 (0.8) 0.0
Adjusted Non Interest
Expense
11.6 3.7 (14.1) (1.2) 0.0
Adjusted Pre-Tax Income $18.9 $(27.4) $0.0 $0.0 $(8.5)
Exhibit B – Segment Reconciliation
1 Doral Growth is the sum of PR and US